EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Prospectus dated January 1, 2019

1. Any references to Worldwide Health Sciences Portfolio should be changed to Eaton Vance Worldwide Health Sciences Fund, except in the tables under “Financial Highlights” and as otherwise noted below.

2. The following replaces “Fees and Expenses of the Fund” under “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 19 of this Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class R
Management Fees(1)	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses(2)	0.17%	0.18%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.05%	1.81%	1.80%	0.80%	1.30%
Expense Reimbursement(1)(3)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.76%	1.75%	0.75%	1.25%
(1)	“Management Fees” reflect a contractual advisory fee of 0.63%, a performance fee adjustment decrease of 0.15% (based on the performance fee adjustment for the most recent fiscal year) and an administrative fee of 0.15%. See page 14 of the Fund's Prospectus for more information about the calculation of the performance fee adjustment.
(2)	“Other Expenses” have been restated to delete the fees allocated to the Fund in connection with investing in Worldwide Health Sciences Portfolio (the “Portfolio”), the Fund’s former master Portfolio.
(3)	The investment adviser, sub-adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.15% for Class A shares, 1.90% for Class B and Class C shares, 0.90% for Class I shares and 1.40% for Class R shares. This expense reimbursement will continue through December 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, any performance-based adjustment to an asset-based investment advisory fee, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser, sub-adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$671	$885	$1,116	$1,780	$671	$885	$1,116	$1,780
Class B shares	$679	$965	$1,175	$1,923	$179	$565	$975	$1,923
Class C shares	$278	$562	$970	$2,112	$178	$562	$970	$2,112
Class I shares	$77	$250	$439	$985	$77	$250	$439	$985
Class R shares	$127	$407	$708	$1,563	$127	$407	$708	$1,563

3. The following paragraph is deleted from “Principal Investment Strategies” under “Fund Summary”:

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

4. The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

Jason Kritzer, CFA, Vice President of Eaton Vance, has managed the Fund and the Portfolio since July 2016.

Samantha Pandolfi, CFA, Vice President of EVAIL, has managed the Fund and the Portfolio since July 2016.

5. The following replaces the first paragraph under “Investment Objectives & Principal Policies and Risks”:

The investment objective and principal investment policies and risks of the Fund are described in its Fund Summary. Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which the Fund may engage from time to time. See also “Strategies and Risks” in the Statement of Additional Information.

6. The following replaces “Investing in a Portfolio” under “Investment Objectives & Principal Policies and Risks”:

Converting to Master-Feeder Structure. The Fund may invest all of its investable assets in an open-end management investment company (“master fund”) with substantially the same investment objective, policies and restrictions as the Fund. Any such master fund would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in a master fund at any time without shareholder approval.

7. The following replaces “Management” under “Management and Organization”:

Management. Eaton Vance Management (“Eaton Vance”), Two International Place, Boston, MA 02110, serves as the investment adviser and manages the Fund’s investments pursuant to an investment advisory agreement and is a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). Eaton Vance and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $470 billion on behalf of mutual funds, institutional clients and individuals.

Pursuant to a sub-advisory agreement, Eaton Vance has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (“EVAIL”), a subsidiary of EVC, 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. Prior to November 1, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to the Portfolio. For the period from July 1, 2016 to April 27, 2018, OrbiMed Advisors LLC (“OrbiMed”), a registered investment adviser, served as an investment sub-adviser to the Portfolio pursuant to a research support agreement. Eaton Vance pays EVAIL a portion of its advisory fee for sub-advisory services provided to the Fund.

The Fund’s annual report covering the fiscal period ended August 31 provides information regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory and sub-advisory agreements.

Eaton Vance receives a monthly asset-based investment advisory fee from the Fund as follows:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.675%
$500 million but less than $1 billion	0.590%
$1 billion but less than $1.5 billion	0.520%
$1.5 billion but less than $2 billion	0.490%
$2 billion but less than $2.5 billion	0.470%
$2.5 billion and over	0.450%

Prior to August 9, 2019, the Fund invested its assets in Worldwide Health Sciences Portfolio (the “Portfolio”), a separate registered investment company with the same objectives and policies as the Fund, and the Portfolio was subject to the same advisory fee schedule as the Fund, described above.

2

Prior to April 28, 2018, Eaton Vance received a monthly advisory fee from the Portfolio as follows:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.775%
$500 million but less than $1 billion	0.690%
$1 billion but less than $1.5 billion	0.620%
$1.5 billion but less than $2 billion	0.560%
$2 billion but less than $2.5 billion	0.500%
$2.5 billion and over	0.480%

Prior to April 28, 2018, Eaton Vance paid OrbiMed a portion of its investment advisory fee for research services with respect to the Portfolio’s investment program. Eaton Vance may receive a performance-based upward or downward adjustment to the asset-based investment advisory fee of up to 0.15% (annually) of the average daily net assets of the Fund depending upon whether, and to what extent, the investment performance of the Fund/Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period. For the period from July 1, 2016 to April 27, 2018, OrbiMed’s sub-advisory fee was subject to the portion of the performance adjustment that was attributable to OrbiMed’s tenure as investment adviser. For the fiscal year ended August 31, 2018, the annual effective rate of the investment advisory fee, including a downward performance adjustment, based on average daily net assets of the Portfolio was 0.54%.

The Fund is managed by Jason Kritzer and Samantha Pandolfi.  Prior to August 9, 2019, Mr. Kritzer and Ms. Pandolfi managed the Portfolio in which the Fund previously invested. Mr. Kritzer has served as a portfolio manager since July 2016, has been an analyst at Eaton Vance for more than five years and is a Vice President of Eaton Vance.  Ms. Pandolfi has served as a portfolio manager since July 2016 and is a Vice President of EVAIL.  Prior to joining EVAIL in November 2017, Ms. Pandolfi held identical positions at EVMI.  Prior to joining EVMI in November 2015, Ms. Pandolfi was a portfolio manager and Research Analyst with Goldman Sachs Asset Management over her fifteen-year tenure (2000-2015).

The Statement of Additional Information provides additional information about the investment management team, including information about compensation, other accounts managed by the team members, and each team member’s ownership of Fund shares.

Pursuant to an Amended and Restated Administrative Services Agreement, Eaton Vance receives a monthly fee from the Fund for administrative services of 0.15% annually of average daily net assets. For the fiscal year ended August 31, 2018, the administration fee amounted to 0.15% of the average daily net assets of the Fund.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

8. The following paragraph is deleted from “Additional Tax Information”:

The Portfolio is treated as a partnership for federal income tax purposes. Each investor in the Portfolio, including the Fund, is allocated its proportionate share of Portfolio income, gains, losses expenses and other tax items.

August 9, 2019	32890 8.9.19

3

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Statement of Additional Information
dated January 1, 2019

Any references to Worldwide Health Sciences Portfolio (the “Portfolio”) should be changed to Eaton Vance Worldwide Health Sciences Fund (the “Fund”), except in the context of historical financial information. In addition, the notation of “Investing in a Portfolio” in the column “Permitted for or Relevant to the Portfolio” in the table under “Strategies and Risks” should be deleted.

August 9, 2019